China Education Alliance Schedules Third Quarter
Results Conference Call

Harbin, China, November 11, 2008 - China Education Alliance, Inc. (OTC Bulletin Board: CEUA) (“China Education Alliance” or “The Company”), a leading distributor of educational resources, offering high quality programs and training both through online networks and an on-site training center in China, today, announced that it will hold a conference call with investors and analysts on Friday, November 14th at 8:30 a.m. ET (Friday, November 14th at 9:30 p.m. Beijing) to discuss results for the Company’s third quarter 2008 and business outlook.

The news release announcing the third quarter 2008 results will be disseminated on November 14th before market open in New York.

The dial-in numbers for the live audio call on Friday, November 14th beginning at 8:30 a.m. ET (Friday, November 14th at 9:30 p.m. Beijing) is +1-866-202-0886 (U.S. Domestic) and +1-617-213-8841 (International). The passcode is 37608714. A live webcast of the conference call will be available on China Education Alliance’s website www.chinaeducationalliance.com

A replay of the call will be available 2 hours following the call through midnight ET on Friday, November 28, 2008 (1 p.m. Saturday, November 29th Beijing) by telephone at +888-286-8010 (U.S. Domestic), +617-801-6888 (International) and via the web at www.chinaeducationalliance.com. The passcode to access the phone replay is 30602427.

About China Education Alliance, Inc.:
China Education Alliance, Inc. is a fast growing, leading China-based company offering high-quality education resources and services to students ages 7 to 18 and adults ages 18+. For students ages 7 to 18, China Education Alliance, Inc. offers supplemental online exam-oriented training materials and on-site exam-oriented training and tutoring services. All resources and tutoring services are provided by famous teachers within mainland China. The purpose of online exam orientated resources and on-site tutoring is to help Chinese students ages 7 to 18 to pass the two most important, and highly competitive exams in their educational career: senior high school entrance exam and college entrance exam. For graduates and professionals age 18+, China Education Alliance provides vocational training including IT and Accounting training programs. In addition, as of April 2008, the Company has acquired 70% of the ‘World Exchange College of Language’ English training business, headquartered in Toronto with sites expanding across China. Their comprehensive English programs are designed to assist graduates and professionals in learning the English language, both written and conversational in order to better able them to work for a foreign corporation or work-study abroad. For more information about CEUA, please visit www.chinaeducationalliance.com

Safe Harbor Statement:
Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995: Certain statements in this press release constitute forward-looking statements for purposes of the safe harbor provisions under The Private Securities Litigation Reform Act of 1995. These statements include, without limitation, statements regarding our ability to prepare the company for growth, the Company’s planned expansion in 2008 and predictions and guidance relating to the Company’s future financial performance. We have based these forward-looking statements largely on our current expectations and projections about future events and financial trends that we believe may affect our financial condition, results of operations, business strategy and financial needs and are not a guarantee of future performance but they involve risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements, which may include, but are not limited to, such factors as unanticipated changes in product demand especially in the education industry, pricing and demand trends for the Company’s products, changes to government regulations, risk associated with operation of the Company’s new facilities, risk associated with large scale implementation of the company’s business plan, the ability to attract new customers, ability to increase its product’s applications, cost of raw materials, downturns in the Chinese economy, the adoption by consumers of its new game business, the unproven advertising model that is dependent on attracting a large game user base, and other information detailed from time to time in the Company’s filings and future filings with the United States Securities and Exchange Commission. Investors are urged to consider these factors carefully in evaluating the forward-looking statements herein and are cautioned not to place undue reliance on such forward-looking statements, which are qualified in their entirety by this cautionary statement. The forward-looking statements made herein speak only as of the date of this press release; readers are cautioned not to place undue reliance on any of them and the Company undertakes no duty to update any forward-looking statement to conform the statement to actual results or changes in the company’s expectations.
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Press Contacts:

China Education Alliance, Inc.

Company Contact: Ms. Susan Liu Chief Financial Officer China Education Alliance, Inc. Tel: +001-778-388-8513 Email: susan@edu-chn.com	Investor Relations Contact: Lauren Milner The Ruth Group Tel: +646-536-7026 Email: lmilner@theruthgroup.com